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MSCI 2005-HQ6
MULTIFAMILY TAPE: STUDENT HOUSING

--------------------
--------------------
                    = Crossed Loans
--------------------
--------------------
                    = Single-loan / Multi-property loans
--------------------



----------------------------------------------------------------------------------------------------------------------------------
LOAN      LOAN
NUMBER   SELLER   PROPERTY NAME             STREET ADDRESS                CITY                COUNTY           STATE   ZIP CODE
----------------------------------------------------------------------------------------------------------------------------------

LL4       MSMC    Melrose Minneapolis       2508 Delaware Street SE       Minneapolis         Hennepin          MN       55414
LL4       MSMC    Melrose Gainesville       1000 SW 62nd Boulevard        Gainesville         Alachua           FL       32607
LL4       MSMC    Melrose Jacksonville      3601 Kernan Boulevard South   Jacksonville        Duval             FL       32224
LL4       MSMC    Melrose College Station   601 Luther Street West        College Station     Brazos            TX       77840
6105916   PMCF    Tropicana Gardens(1)      6585 El Colegio Road          Goleta              Santa Barbara     CA       93117




------------------------------------------------------------------------------------------------------------------------------------

LOAN     INITIAL POOL                 INITIAL POOL BALANCE    UTILITIES        STUDIOS      STUDIOS AVG  1 BEDROOM   1 BEDROOM AVG
NUMBER     BALANCE ($)     NOTE DATE    PER UNIT OR PAD ($)   PAID BY TENANT    # BEDS  RENT PER MO. ($)    # BEDS  RENT PER MO.($)
------------------------------------------------------------------------------------------------------------------------------------

LL4       $29,105,000     05/26/2005               $63,752    Electricity           0             NAP           0              NAP
LL4       $14,155,000     05/26/2005               $63,752    Electricity           0             NAP           0              NAP
LL4       $21,829,000     05/26/2005               $63,752    Electricity           0             NAP           0              NAP
LL4       $17,661,000     05/26/2005               $63,752    None                  0             NAP           0              NAP
6105916   $36,000,000     04/29/2005              $330,275    No                    0             NAP           0              NAP




----------------------------------------------------------------------------------------------------------------------------------
                          2 BEDROOMS                3 BEDROOM                  4 BEDROOM                 5 BEDROOM
LOAN       2 BEDROOMS      AVG  RENT   3 BEDROOM     AVG RENT    4 BEDROOM      AVG RENT   5 BEDROOM      AVG RENT    6 BEDROOM
NUMBER         # BEDS     PER MO. ($)     # BEDS   PER MO. ($)      # BEDS    PER MO. ($)     # BEDS    PER MO. ($)      # BEDS
----------------------------------------------------------------------------------------------------------------------------------

LL4               236           $629          91         $650          636          $614           0           NAP            0
LL4               144           $526         342         $467          504          $439           0           NAP            0
LL4               216           $531         396         $477          480          $457           0           NAP            0
LL4               192           $448         306         $428          600          $399           0           NAP            0
6105916           144         $1,188         320       $1,162            0           NAP           0           NAP            0




---------------------------------------------------------------------------------------------
            6 BEDROOM                   7 BEDROOM                         OTHER
LOAN         AVG RENT      7 BEDROOM     AVG RENT      OTHER #        AVG  RENT    NUMBER OF
NUMBER     PER MO. ($)        # BEDS   PER MO. ($)        BEDS       PER MO. ($)   ELEVATORS
---------------------------------------------------------------------------------------------

LL4               NAP              0          NAP            0              NAP            4
LL4               NAP              0          NAP            0              NAP            0
LL4               NAP              0          NAP            0              NAP            0
LL4               NAP              0          NAP            0              NAP            0
6105916           NAP              0          NAP            0              NAP            0


Note
(1) The subject's market rent is a blend of $1,277 for a single, $1,144 for a double and $1,033 for a triple occupancy